AXA PREMIER VIP TRUST

SUPPLEMENT DATED MAY 23, 2013 TO THE PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED, AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2013

This Supplement updates certain information contained in the Prospectus dated May 1, 2013, as supplemented, and Statement of Additional Information (“SAI”) dated May 1, 2013, of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in connection with the Prospectus and SAI and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding a portfolio manager change for the Multimanager Technology Portfolio (“Portfolio”).

*****

Effective immediately, Nicolas B. Boullet of Wellington Management Company, LLP no longer serves as a portfolio manager to the Portfolio.

The information regarding Mr. Boullet in the section entitled “Who Manages the Portfolio – Sub-adviser: Wellington Management Company, LLP – Portfolio Managers:” of the Prospectus is hereby deleted in its entirety.

The information regarding Mr. Boullet in the section entitled “More Information About the Manager and Sub-Advisers – Multimanager Technology Portfolio – Wellington Management Company, LLP” of the Prospectus is hereby deleted in its entirety.

*****

The information regarding Mr. Boullet contained in the section entitled “Appendix B – Portfolio Manager Information – Multimanager Technology Portfolio” of the SAI is hereby deleted in its entirety.